KeyCorp Fourth Quarter 2011 Earnings Review January 24, 2012 Beth E. Mooney Chairman and Chief Executive Officer Jeffrey B. Weeden Chief Financial Officer Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends and profitability.  Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control.  Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.  Factors that could cause Key’s actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp’s Annual Report on
Form 10-K for the year ended December 31, 2010, and its Quarterly Reports on Form 10-Q for the periods ended March
31, 2011, June 30, 2011 and September 30, 2011, which have been filed with the Securities and Exchange Commission and are available on Key’s website (www.key.com/ir) and on the Securities and Exchange Commission’s website
(www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-
looking statements.
PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995 FORWARD-LOOKING STATEMENT DISCLOSURE

Returned to solid profitability
Continued improvement in credit quality
New leadership team committed to focused strategy execution
Reached inflection point for loan portfolio
Leveraged differentiated business model to build sustainable momentum
Continued investment in the business
Growing the
Franchise
Maintained strong balance sheet and moderate risk profile
Disciplined approach to capital management to maximize shareholder value
Positioned to meet Basel III requirements
Execution of
Business Plan
Investor Highlights – Full Year 2011
Strategic statement:  Key grows by building enduring relationships through client-focused solutions and extraordinary service
Disciplined
Capital
Management

▪ ▪
					▪ ▪ ▪ ▪
					▪ ▪ ▪ ▪
					▪ ▪ ▪
					▪ ▪ ▪

(a)  Continuing operations, unless otherwise noted
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
Executing Business Plan:  Progress on Targets for Success
1.17%
68%
44%
3.16%
1.11%
87%
KEY
FY 2011
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Leverage Key’s total client solutions and
cross-selling capabilities
>3.50% 3.13% Net interest margin
Growing high
quality, diverse
revenue streams
>40% 42%
Noninterest income
to total revenue
Improve efficiency and effectiveness
Leverage technology
Change cost base to more variable from
fixed
60-65% 73% Efficiency ratio
Creating positive
operating
leverage
Execute our client insight-driven
relationship model
Focus on operating leverage
Improved funding mix with lower cost core
deposits
1.00-1.25% 1.01%
Return on average
assets
Executing our
strategies
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
40-50 bps .86% NCOs to average loans
Returning to a
moderate risk
profile
Leverage integrated model to grow
relationships and loans
Improve deposit mix
90-100% 87% Loan to deposit ratio
(b)
Core funded
Action Plans Targets
KEY
4Q11
KEY Metrics
(a)
KEY Business
Model

5 Financial Review

Financial Summary – Fourth Quarter 2011
Capital
(b)
Asset Quality
(a)
Financial
Performance
(a)
TE = Taxable equivalent, EOP = End of Period
(a)  From continuing operations
(b)  From consolidated operations
(c)  12-31-11 ratios are estimated
Income from continuing operations attributable to Key $.21 $.24 $.33 common shareholders
Net interest margin (TE) 3.13% 3.09% 3.31%
Return on average total assets 1.01 1.14 1.53
Tier 1 common equity
(c)
11.28% 11.28% 9.34%
Tier 1 risk-based capital
(c)
13.01 13.49 15.16
Tangible common equity to tangible assets 9.88 9.82 8.19
Book value per common share $10.09 $10.09 $9.52
Net loan charge-offs to average loans .86% .90% 2.00%
NPLs to EOP portfolio loans 1.47 1.64 2.13
NPAs to EOP portfolio loans + OREO + Other NPAs 1.73 1.89 2.66
Allowance for loan losses to period-end loans 2.03 2.35 3.20
Allowance for loan losses to NPLs 138.10 143.53 150.19
Metrics 4Q11          3Q11          4Q10

Period-end loans grew for the second consecutive
quarter and average balances increased for the
first time since 4Q08
Average CF&A loans increased 5.4% in 4Q11
Positioned to continue to grow loans by
leveraging integrated business model and
focusing on targeted segments
$0
$10
$20
$30
$40
$50
$60
4Q10 1Q11 2Q11 3Q11 4Q11
Loan Growth – Past the Inflection Point
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
CF&A loans
Utilization rate
Quarterly % Change in Average CF&A Loans Average Loans
Exit Portfolios Home Equity & Other
CF&A & Leasing Commercial Real Estate
$ in billions
$50.8
$49.3
$48.5
$18.3
$17.4
$16.9
$16.3
$16.6
46.3%
44.4%
43.4%
43.2%
42.9%
$0
$5
$10
$15
$20
4Q10 1Q11 2Q11 3Q11 4Q11
30%
40%
50%
60%
(10.3)%
(5.2)%
(5.7)%
(4.4)%
(2.3)%
3.7%
2.7%
5.4%
(1.5)%
(12.0)%
(8.0)%
(4.0)%
.0%
4.0%
8.0%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$48.0
$48.7

Non-time deposits increased by 5%

CDs decreased by 28%

$10.8
$11.7
$12.4
$13.6
$15.0
2.66%
2.60%
2.69%
2.59%
2.53%
$0
$5
$10
$15
$20
4Q10 1Q11 2Q11 3Q11 4Q11
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$45.8
$45.4 $45.3
$46.5
$48.2
.13%
.15%
.18%
.17%
.18%
$20
$30
$40
$50
4Q10 1Q11 2Q11 3Q11 4Q11
.00%
.10%
.20%
.30%
85%
85%
81% 80%
82%
0%
25%
50%
75%
100%
4Q10 1Q11 2Q11 3Q11 4Q11
Improving Deposit Mix
Highlights Average Non-time Deposits
(a)
Higher cost CDs continue to decline, while lower
cost deposits have remained strong
Improved funding mix has reduced the cost of
total deposits, which is down 7 bps from 3Q11
Total CD maturities and average cost
– 2012 Q1: $2.4 billion at 0.89%
– 2012 Q2: $1.8 billion at 2.00%
– 2012 Q3: $1.6 billion at 3.40%
– 2012 Q4: $1.0 billion at 2.73%
– 2013 & beyond: $3.5 billion at 3.28%
Average CD Balances
$ in billions
$ in billions
(a)  Excludes time deposits and deposits in foreign office
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)
Loan to Deposit Ratio
(b)
Continuing operations Discontinued operations
90%
91%
Cost of non-time deposits
Non-time deposits
Average rate on CDs Total average CDs
86% 86%
87%

$859
$914
$950
$1,089
1.47%
1.64%
1.76%
1.82%
2.13%
$0
$500
$1,000
$1,500
$2,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.00%
1.00%
2.00%
3.00%
4.00%
$1,338
$1,004
$1,131
$1,230
$1,372
$1,604
2.83%
2.57%
3.20%
2.35%
2.03%
$0
$500
$1,000
$1,500
$2,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.00%
2.00%
4.00%
6.00%
138.1%
143.5%
146.1%
155.0%
150.2%
0%
50%
100%
150%
200%
4Q10 1Q11 2Q11 3Q11 4Q11
$256
$193
$134
$109
$105
$(22)
$10
$(8)
$(40)
$(97)
2.00%
1.59%
.90%
.86%
1.11%
-$100
$0
$100
$200
$300
$400
4Q10 1Q11 2Q11 3Q11 4Q11
-1.00%
.00%
1.00%
2.00%
3.00%
4.00%
Nonperforming Assets Net Charge-offs & Provision for Loan Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan losses NCOs to average loans
Allowance for Loan Losses Allowance to Nonperforming Loans
Allowance for loan losses ALLL to period-end loans
$ in millions
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality

Total Revenue
TE = Taxable equivalent
$ in millions
Continuing Operations
Net interest margin
Net interest income
Highlights Net Interest Margin (TE) Trend
Continued funding cost reductions contribute
to stability and improvement in net interest
income
Lower noninterest income primarily driven by:
– Volatility in principal investing income
– Full quarter impact of debit price controls
– Visa related charge - $24 million in 4Q11
– Trust Preferred redemptions
New client acquisition and execution of
relationship-based model provide opportunities
to grow noninterest income
Noninterest Income and % of Total Revenue
Noninterest income
Noninterest income to
total revenue
$ in millions
$563
$555
$570
$604
$635
3.25% 3.19%
3.31%
3.09% 3.13%
$0
$150
$300
$450
$600
$750
4Q10 1Q11 2Q11 3Q11 4Q11
0.00%
2.00%
4.00%
6.00%
$526
$457 $454
$483
$414
42.4%
46.5%
45.3%
44.3%
43.1%
$0
$200
$400
$600
4Q10 1Q11 2Q11 3Q11 4Q11
30.0%
40.0%
50.0%
60.0%

$365
$371 $380
$382
$387
$379
$330
$300
$310
$330
$0
$200
$400
$600
$800
4Q10 1Q11 2Q11 3Q11 4Q11
Focused Expense Management
Noninterest Expense
Personnel expense
$ in millions
Highlights
Noninterest expense declined $27 million from the
prior year and increased $25 million compared to
3Q11
– Improvement from prior year due to lower
FDIC expense, a decline in lease operating
expense and Key’s efficiency initiatives
– 4Q11 expense levels reflect higher business
services and marketing, offset by lower
provision for lending commitments
Key remains focused on operating leverage
– Shifting FTE mix towards client-facing
positions
– Leveraging continuous improvement
practices
– Strengthening processes, alignment and
accountability across the organization
Average FTEs
Non-personnel expense
$680
$701
$744
15,973
15,349
15,381
15,772
16,436
15,665
15,584
15,424
15,301
15,490
14,000
15,000
16,000
17,000
18,000
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$692
$717

$977
$717
$260
Total revenue Noninterest
expense
PPNR
4Q11 Pre-Provision Net Revenue Pre-Provision Net Revenue Trend
Pre-Provision Net Revenue (a) and ROAA (b)
(a)  Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense
(b)  From continuing operations
Return on Average Assets
$ in millions
$ in millions
Noninterest
income
42%
Personnel
expense
54%
$417
$360
$344
$346
$260
$0
$100
$200
$300
$400
$500
4Q10 1Q11 2Q11 3Q11 4Q11
1.01%
1.14%
1.23%
1.32%
1.53%
.00%
.50%
1.00%
1.50%
2.00%
4Q10 1Q11 2Q11 3Q11 4Q11
Net interest
income
58%
Non-personnel
expense
46%

Peer leading capital position supports growth
Positioned for successful transition to Basel III
Continued capital generation through execution
of strategy
Disciplined approach to capital management
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
Strong Capital Ratios
Highlights
Book Value per Share
9.88%
9.82%
8.19%
9.16%
9.67%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
4Q10 1Q11 2Q11 3Q11 4Q11
$10.09 $10.09
$9.52
$9.58
$9.88
$8.00
$8.50
$9.00
$9.50
$10.00
$10.50
4Q10 1Q11 2Q11 3Q11 4Q11
11.28% 11.28%
9.34%
10.74%
11.14%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
4Q10 1Q11 2Q11 3Q11 4Q11
(a)  12-31-11 ratio is estimated

14 Appendix

3.07%
3.15%
3.20%
3.19%
3.44%
$0
$5
$10
$15
$20
$25
4Q10 1Q11 2Q11 3Q11 4Q11
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$21.3 $21.2
$19.0
$18.5 $18.4
Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed:
GNMA, Fannie & Freddie
– No private label MBS or financial paper
Average portfolio maturity at 12/31/11: 2.2 years
Unrealized net gain of $522 million on available-
for-sale securities portfolio at 12/31/11
Mortgage paydowns in 4Q11 were $1.5 billion vs.
$1.1 billion in 3Q11
4Q11 purchases classified as held-to-maturity
Securities to Total Assets
(a)
(a)  Includes end of period held-to-maturity and available-for-sale securities
20.4%
21.0%
23.9%
21.6%
21.1%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
4Q10 1Q11 2Q11 3Q11 4Q11
Average yield
Average HTM securities

N/M = Not Meaningful
(a) Net charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(b) 12-31-11 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
Credit Quality
Credit Quality by Portfolio
$ in millions
Period-end
loans
Average
loans
12/31/11 4Q11 4Q11 3Q11 4Q11 3Q11 12/31/11 9/30/11 12/31/11 12/31/11 12/31/11
Commercial, financial and agricultural
$19,378 $18,323 $28 $23
.61% .52%
$188 $188 $334
1.72% 177.66%
Commercial real estate:
Commercial mortgage 8,037 8,090 23 25 1.13 1.24 218 237 272 3.38 124.77
Construction 1,312 1,380 (6) 8 (1.72) 2.05 54 93 63 4.80 116.67
Commercial lease financing 6,055 5,982 - 2 - .13 27 31 78 1.29 288.89
Real estate - residential mortgage 1,946 1,918 7 4 1.45 .86 87 88 37 1.90 42.53
Home equity:
Key Community Bank 9,229 9,280 20 18 .86 .76 108 102 103 1.12 95.37
Other 535 553 9 8 6.46 5.45
12 12
29 5.42 241.67
Consumer other— Key Community Bank 1,192 1,191 9 9 3.00 3.05 1 4 41 3.44 N/M
Consumer other:
Marine 1,766 1,820 14 11 3.05 2.26 31 32 46 2.60 148.39
Other 125 127 1 1 3.12 2.85 1 1 1 .80 100.00
Continuing total $49,575 $48,664 $105 $109 .86% .90% $727 $788 $1,004 2.03% 138.10%
Discontinued operations - education
lending business 5,812 5,906 25 31 3.19 3.93 23 22 104 3.37 452.17
Consolidated total $55,387 $54,570 $130 $140 1.00% 1.09% $750 $810 $1,108 2.10% 147.73%
Allowance /
period-end
loans
(b)
Allowance /
NPLs
Net loan
charge-offs
Net loan
charge-offs
(a)
/
average loans
Nonperforming
loans
Ending
allowance
(b)

Commercial Real Estate by Property Type and Geography
N/M = Not Meaningful
(a)  Nonresidential land and development loans
Commercial Real Estate Loans – 12/31/11
$ in millions
(a)
Geographic Region % of Commercial
West Southwest Central Midwest Southeast Northeast Total Total CRE Mortgage Construction
Nonowner-occupied:
Retail properties $341 $115 $207 $208 $365 $206 $1,442 15.4% $219 $1,223
Multifamily properties 194          131                212          312            258                203               1,310       14.0 383                  927
Health facilities 110          -                      105          154            164                229               762          8.2 -                       762
Office buildings 118          37                  110          168            46                  199               678          7.3 84                     594
Warehouses 230          34                  44            76              106                83                 573          6.1 18                     555
Residential properties 48            14                  25            65              42                  46                 240          2.6 165                  75
Hotels/motels 71            -                      23            6                81                  20                 201          2.1 40                     161
Land and development 15            13                  29            11              30                  67                 165          1.8 152                  13
Manufacturing facilities 1              -                      1              7                65                  4                   78            .8 -                       78
Other 133          7                     274          22              112                90                 638          6.8 64                     574
Total nonowner-occupied 1,261       351                1,030       1,029         1,269             1,147            6,087       65.1 1,125               4,962
Owner-occupied 1,309       37                  331          722            124                739               3,262       34.9 187                  3,075
     Total $2,570 $388 $1,361 $1,751 $1,393 $1,886 $9,349 100.0% $1,312 $8,037
Nonowner-occupied: December 31, 2011
Nonperforming loans $41 $24 $2 $30 $33 $44 $174 N/M $50 $124
90+ days past due -               -                      21            8                47                  10                 86            N/M 86                     -
30-89 days past due 32            -                      1              6                -                     22                 61            N/M 6                       55
Nonowner-occupied: September 30, 2011
Nonperforming loans $50 $49 $2 $39 $38 $50 $228 N/M $141 $87
90+ days past due -               -                      -               -                -                     8                   8              N/M -                       8
30-89 days past due 14            -                      7              14              47                  23                 105          N/M 97                     8

(a)  Nonresidential land and development loans
Commercial Real Estate
Commercial Real Estate Credit Quality
$ in millions
(a)
Period-end
loans
12-31-11 9-30-11 12-31-11 9-30-11 12-31-11 9-30-11
Retail properties $1,442    $1,515     38 $63        $8
-
Multifamily properties 1,310 1,405 42 44
-
$10
Health facilities 762 855 8 10
-                 -
Office builldings 678 671 20 26 7 7
Warehouses 573 539 8 10
-                 -
Residential properties 240 292 32 49 (4) 13
Hotels/motels 201 216 3 4 1 1
Land and development 165 173 6 6
-
(8)
Other CRE 716 345 16 16 (1) 5
Total nonowner-occupied 6,087 6,011 173 228 11 28
Owner-occupied 3,262 3,403 99 102 6 5
Total $9,349    $9,414     $271       $330      $17        $33
Nonperforming
loans charge-offs
Net loan

(a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 78%, which compares to 78% at the end of the third quarter 2011.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
$ in millions, except average loan size
(a)
(a)
Home Equity Loans – 12/31/11
Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans and lines
First lien 4,877 $           58,282 $     752 66% .6% 21% 9% 11% 8% 51%
Second lie 4,352              45,146        751 75       3.3          16        7      17    17    43
Total home equity loans and lines 9,229 $           51,251 $     751 70       1.9          19        8      14    12    47
Nonaccrual loans
First lien 58 $                63,993 $     712 74% .8% 2% 5% 5% 17% 71%
Second lie 50                   53,650        713 78       4.9          2          5      13    22    58
Total home equity nonaccrual loans 108 $              58,724 $     713 75       2.6          2          5      8      19    66
Community Bank - Home Equity
Fourth quarter net charge-offs 20 $                -           3% 21% 27% 49%
Net loan charge-offs to average loans .86%
Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans and lines
First lien 23 $                22,950 $    747 33% .4% - - 1% 25% 74%
Second lien 512 $             24,837 730 82 32.7 - - 1 41 58
Total home equity loans and lines 535 $             24,748 $    731 80 31.3 - - 2 40 58
Nonaccrual loans
First lien 1 $                  21,748 $    738 32% - - - - 20% 80%
Second lien 11 27,033 711 83 36.9% - - 2% 42 56
Total home equity nonaccrual loans 12 $                26,631 $    712 81 34.7 - - 2
40 58
Exit Portfolio - Home Equity
Fourth quarter net charge-offs 9 $                  - - 1% 48% 51%
Net loan charge-offs to average loans 6.46%

$4,217
$4,435
$5,388
$5,048
$4,736
-$500
$1,000
$2,500
$4,000
$5,500
$7,000
4Q10 1Q11 2Q11 3Q11 4Q11
Exit Loan Portfolio Trend (Excluding Discontinued Operations)
Exit Loan Portfolio
$ in millions
(a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, and Canadian lease financing portfolios; and
all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Change
12-31-11 vs.
12-31-11 9-30-11 9-30-11
4Q11 (c)
3Q11 12-31-11 9-30-11
Residential properties – homebuilder $41 $48 $(7) $(2) $4 $23 $28
Marine and RV floor plan
81 92 (11) 2 3 45 38
Commercial lease financing
(a)
1,669 1,728 (59) (2) - 7 9
Total commercial loans 1,791 1,868 (77) (2) 7 75 75
Home equity – Other 535 565 (30) 9 8 12 12
Marine 1,766 1,871 (105) 14 11 31 32
RV and other consumer 125 131 (6) 1 1 1 -
Total consumer loans 2,426 2,567 (141) 24 20 44 44
Total exit loans in loan portfolio $4,217 $4,435 $(218) $22 $27 $119 $119
Discontinued operations - education
lending business (not included in exit loans above)
(b)
$5,812 $5,984 $(172) $25 $31 $23 $22
Balance on
Nonperforming
Status
Balance
Outstanding Charge-offs
Net Loan

Credit Quality Trends
Quarterly Change in Criticized Outstandings
(a) Delinquencies to Period-end Total Loans
(a) Loan and Lease Outstandings
.89%
.99%
.97%
.98%
.95%
1.29%
1.14%
1.14%
1.59%
1.72%
1.61%
1.87%
1.69%
.33%
.24%
.25%
.32%
.48%
.30%
.45%
.78%
.56%
.60%
.82%
.62%
.57%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
30 – 89 days delinquent 90+ days delinquent
(13.6)%
(10.2)%
(12.3)%
(11.2)%
(16.7)%
(14.3)%
(12.8)%
(1.0)%
(8.1)%
(2.0)%
2.8%
35.1%
41.5%
-20%
-10%
0%
10%
20%
30%
40%
50%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11